UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 15, 2005

Consolidated Water Co. Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Cayman Islands	0-25248	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Windward Three-4th Fl, West Bay Road, P.O. Box 1114 GT, Grand Cayman, Cayman Islands		none
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	345-945-4277

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) On August 15, 2005, KPMG informed the Audit Committee of Consolidated Water Co. Ltd. (the "Company") that KPMG does not wish to stand for re-appointment as independent accountants for the Company and its affiliates for the fiscal year ended December 31, 2005.

The reports of KPMG on the consolidated financial statements of the Company for the past two fiscal years contain no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with its audits for each of the two most recent fiscal years and through August 15, 2005, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference thereto in their report on the consolidated financial statements for such years.

During the two most recent fiscal years and through August 15, 2005, there have been no reportable events (as outlined in Item 304(a)(1)(v) of Regulation S-K), other than as follows: In Item 9A its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, the Company had the following control deficiencies that when combined resulted in a material weakness in internal control over financial reporting:

(1) The Company failed to properly track fixed assets and accumulated depreciation, including work-in-progress accounts.

(2) The Company does not have sufficient personnel resources with appropriate accounting expertise.

(3) The Company did not properly track inventory and management did not sufficiently review the physical count work sheets to the final inventory lists.

(4) The Company did not sufficiently review inter-company eliminations.

(5) The Company did not sufficiently document the system access controls around its financial management information system.

KPMG’s report on internal control over financial reporting included in Item 9A of the Form 10-K for the fiscal year ended December 31, 2004 an adverse opinion on the effectiveness of internal control as of December 31, 2004.

The senior officers and Audit Committee of the Company will now formally commence a search to select a new independent accounting firm.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No. - Title

16.1 - Letter from KPMG to the Securities and Exchange Commission regarding statements included in this Form 8-K (to be filed by amendment to this Form 8-K).

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consolidated Water Co. Ltd.

August 17, 2005	By:	Frederick W. McTaggart

Name: Frederick W. McTaggart
Title: President and Chief Executive Officer